FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 2002


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-11
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.

Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-11, on November 25, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated November 24, 1998, between and among Structured Asset Mortgage Investments Inc. (formerly known as Bear Stearns Mortgage Securities Inc.), as Depositor, Norwest Bank Minnesota, N.A.,as Master Servicer, and The First National Bank of Chicago, as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.49)  November 25, 2002 - Information on Distribution to
                                        Certificateholders.

SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   December 15, 2002                 By:   /S/Samuel Molinaro
                                                Samuel Molinaro
                                                Treasurer and Secretary

                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.49)            November 25, 2002 - Information on
                        Distribution to Certificateholders




                 November 25, 2002 - INFORMATION ON DISTRIBUTION EXHIBIT 28.49
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-11









                   Principal Amt.
                    Outstanding                                                                      Ending
  Certificate         Prior to        Interest     Interest        Principal           Total         Certificate
     Class          Distribution        Rate     Distribution     Distribution     Distribution        Balance
            A-1     $4,732,518.76       6.75%     $26,353.58    $4,732,518.75     $4,758,872.33            $0.01
            A-2       8,996,934.00      6.75%      50,100.47     1,020,746.98      1,070,847.45     7,976,187.02
            A-3       3,142,585.00      6.75%      17,499.85             0.00         17,499.85     3,142,585.00
            A-4       1,000,000.00      6.50%       5,362.37             0.00          5,362.37     1,000,000.00
            A-5       1,000,000.00      7.00%       5,774.86             0.00          5,774.86     1,000,000.00
            A-6       3,014,797.00      6.75%      16,788.25             0.00         16,788.25     3,014,797.00
            A-7         197,146.00      6.75%       1,097.83             0.00          1,097.83       197,146.00
            A-8       8,951,364.00      7.00%      51,692.88     1,015,576.83      1,067,269.71     7,935,787.17
            A-9       5,116,537.00      7.00%      29,547.29             0.00         29,547.29     5,116,537.00
           A-10       2,999,527.00      7.00%      17,321.85             0.00         17,321.85     2,999,527.00
           A-11       1,271,407.00      7.00%       7,342.20             0.00          7,342.20     1,271,407.00
           A-12         679,216.00      0.00%              0        37,613.95         37,613.95       641,602.05
           A-13       3,584,231.75      6.75%      19,959.21       754,664.20        774,623.41     2,829,567.55
           A-14         546,386.00      6.50%       2,929.92             0.00          2,929.92       546,386.00
           A-15         540,367.00      6.50%       2,897.65             0.00          2,897.65       540,367.00
           A-16         540,366.00      7.00%       3,120.54             0.00          3,120.54       540,366.00
           A-17         546,386.00      7.00%       3,155.30             0.00          3,155.30       546,386.00
           A-18      24,757,903.00      6.75%     137,867.25             0.00        137,867.25    24,757,903.00
             PO         226,260.15      0.00%              0         3,893.21          3,893.21       222,366.94
              X                  0      0.19%      10,800.90             0.00         10,800.90             0.00
            B-1       4,487,459.66      6.75%      24,988.94         5,475.69         30,464.63     4,481,983.97
            B-2       2,479,931.99      6.75%      13,809.79         3,026.06         16,835.85     2,476,905.93
            B-3       1,417,117.64      6.75%       7,891.38         1,729.20          9,620.58     1,415,388.44
            B-4         826,612.21      6.75%       4,603.09         1,008.65          5,611.74       825,603.56
            B-5         590,505.42      6.75%       3,288.30           720.55          4,008.85       589,784.87
            B-6         811,271.51      6.75%       4,517.66           989.93          5,507.59       810,281.58

          Total      82,456,830.09                468,711.36      7,577,964.00     8,046,675.36    74,878,866.09
